UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2024

GUARDANT HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38683	45-4139254
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hanover Street

Palo Alto, California 94304

(Address of principal executive offices) (Zip Code)

855-698-8887

(Registrant’s telephone number, include area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2024, the independent directors of the Board of Directors (the “Board”) of Guardant Health, Inc. (the “Company”) approved entering into a letter agreement (the “Letter Agreement”) with Helmy Eltoukhy, the Company’s Chairman and Co-Chief Executive Officer and AmirAli Talasaz, the Company’s Co-Chief Executive Officer (the “co-CEOs”). The Letter Agreements amend and restate the prior letter by and between each co-CEO and the Company, dated May 26, 2020 (the “Prior Letter”) and are effective as of January 1, 2024. The terms and conditions of the Letter Agreements are the same as in the Prior Letters, except as noted below.

Pursuant to the Letter Agreements, the co-CEOs’ annual base salary remains at $1. After 2024, future salary compensation will be set by the Compensation Committee of the Board.

Additionally, pursuant to the Letter Agreements, the co-CEOs will be eligible to receive the below restricted stock unit (“RSU”) and performance-based RSU (“PSU”) awards:

•

Annual Awards. Commencing in 2024, in the first quarter of each calendar year of employment, in lieu of base salary and annual cash bonus each co-CEO will receive a grant of RSUs and PSUs, each with a dollar-denominated value equal to $800,000. The RSUs will vest over a one-year period, with 25% of the RSUs vesting on the last day of each calendar quarter of the applicable calendar year, and the PSUs will be earned with respect to 0% - 200% of the target number of PSUs based on the achievement of the same annual performance goals that apply to the Company’s annual cash bonus program for its senior executives with respect to the calendar year in which the PSUs are granted, and will vest subject to continued service through the date on which bonuses are paid to the other senior executives for the applicable year.

•

2024 Long-Term Awards. Each co-CEO also will receive awards of RSUs and PSUs, each with a dollar-denominated value of $5,000,000. The RSUs will vest with respect to 1/3rd of the RSUs on January 1, 2025, and then quarterly for the remaining 24 months. The PSUs will become earned and vest based on the achievement of Revenue CAGR, relative total shareholder return (“TSR”) and absolute TSR goals over a three-year performance period beginning January 1, 2025.

In connection with entering into the Letter Agreement, each PSU award granted to the co-CEOs on May 26, 2020 was cancelled.

The foregoing description of the Letter Agreements is a summary only and is subject to and qualified in its entirety by the terms of the form of Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Letter Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDANT HEALTH, INC.

Date: March 22, 2024	By:	/s/ John G. Saia
John G. Saia
Chief Legal Officer and Corporate Secretary